UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008 (August 1, 2008)
CAVIUM NETWORKS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33435	77-0558625
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

805 East Middlefield Road, Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)
(650) 623-7000
Registrant’s Telephone Number, Including Area Code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 2.01 Completion of Acquisition or Disposition of Assets	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURES	4
EXHIBIT INDEX	5
EX-23.1
EX-99.1
EX-99.2

Item 2.01. Completion of Acquisition or Disposition of Assets
Explanatory Note
     This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Cavium Networks, Inc. (“Cavium” or the “Company”) on August 26, 2008 (“Initial Form 8-K”) to provide the historical financial statements of the acquired business, Star Semiconductor Corporation (“Star”) required pursuant to Item 9.01(a) of Form 8-K, and the pro forma financial information required pursuant to Item 9.01 (b) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
     The audited financial statements of Star as of December 31, 2007 and 2006, and for the two years in the period ended December 31, 2007 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
     (b) Pro Forma Financial Information
     The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K, as of and for the year ended December 31, 2007 is furnished as Exhibit 99.2 to this Current Report on form 8-K/A.
     (d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Cavium Networks, Inc., Cavium International, Cavium (Taiwan) Ltd., and Star Semiconductor Corporation, dated July 15, 2008. (1)

23.1	Consent of Independent Auditors

99.1	Audited Financial Statements of Star as of December 31, 2007 and 2006, and for the two years in the period ended December 31, 2007.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements as of and for the year ended December 31, 2007 (furnished herewith).

(1)	Filed as Exhibit 10.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on July 16, 2008, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM NETWORKS, INC.
Date: October 17, 2008	By:	/s/ Arthur D. Chadwick
Arthur D. Chadwick
Chief Financial Officer and Vice President of Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Cavium Networks, Inc. Cavium International, Cavium (Taiwan) Ltd., and Star Semiconductor Corporation, dated July 15, 2008. (1)

23.1	Consent of Independent Auditors

99.1	Audited Financial Statements of Star as of December 31, 2007 and 2006, and for the two years in the period ended December 31, 2007.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements as of and for the year ended December 31, 2007 (furnished herewith).

(1)	Filed as Exhibit 10.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on July 16, 2008, and incorporated herein by reference.

5